Exhibit 99.2

CERTIFICATION OF PERIODIC REPORT

I, Michael O. Moore, Executive Vice President, Chief Financial Officer and Secretary of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1.     the Annual Report on Form 10-K of the Company for the annual period ended February 1, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2003

/s/ Michael O. Moore Michael O. Moore Executive Vice President Chief Financial Officer and Secretary